UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2012

PAREXEL International Corporation
(Exact name of registrant as specified in charter)

Massachusetts	000-21244	04-2776269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 West Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (781) 487-9900

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 17, 2012, PAREXEL International Corporation (“PAREXEL”, or the “Company”), certain subsidiaries of PAREXEL, the lenders party thereto and Bank of America, N.A. (“Bank of America”), as Administrative Agent, Swingline Lender and L/C Issuer (collectively, the “Parties”) entered into the First Amendment to Credit Agreement (the “First Amendment”), modifying the terms of the Credit Agreement (the “Credit Agreement”), dated June 30, 2011, by and among the Parties.
The First Amendment amends the Credit Agreement to allow PAREXEL to repurchase shares of its own equity securities (a) up to an aggregate amount of $200 million during the one year period ending August 17, 2013, and (b) up to an aggregate amount, during any fiscal year, of 50% of Consolidated Net Income (as defined in the Credit Agreement) for the preceding fiscal year for repurchases made after August 17, 2013. The First Amendment also amends the consolidated leverage ratio that must be maintained by PAREXEL for the period ending June 30, 2013.
The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.
The Company announced on August 8, 2012 that its Board of Directors had approved a share repurchase program authorizing the repurchase, subject to the receipt of consents of the requisite lenders under the Credit Agreement (the “Consents”), of up to $200 million of the Company's common stock (the “Repurchase Program”). The First Amendment provides the necessary Consents and the share repurchase program became fully authorized August 17, 2012.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
First Amendment to Credit Agreement, dated as of August 17, 2012, among PAREXEL, certain subsidiaries of PAREXEL, the lenders party thereto and Bank of America, as Administrative Agent, Swingline Lender and L/C Issuer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2012	PAREXEL International Corporation
By:	/s/ James F. Winschel, Jr.
James F. Winschel, Jr. SVP and CFO

Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 17, 2012 (this “Amendment”), modifies that certain Credit Agreement, dated as of June 30, 2011 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among PAREXEL INTERNATIONAL CORPORATION, a Massachusetts corporation (the “Company”), certain Subsidiaries of the Company party thereto from time to time as Designated Borrowers, certain Subsidiaries of the Company party thereto from time to time as Subsidiary Guarantors, the Lenders party thereto from time to time, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement.
RECITALS
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and
WHEREAS, the undersigned Lenders and the Administrative Agent are prepared to amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
Section 1.    Amendments to Credit Agreement.

(a)Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by restating the definition of Permitted Stock Repurchases in its entirety as follows:

“Permitted Stock Repurchases” means (a) so long as no Event of Default has occurred and is continuing or would result therefrom, any buybacks or repurchases of Equity Interests made during the period commencing on the First Amendment Effective Date and ending on August 17, 2013 pursuant to the Declared Stock Repurchase , provided that the aggregate amount of cash consideration paid for all such buybacks and repurchases made pursuant to this clause (a) shall not exceed $200,000,000 and (b) any buybacks or repurchases of Equity Interests issued by the Company or any other Loan Party which are made after August 17, 2013, provided that the aggregate amount of cash consideration paid for all such buybacks and repurchases pursuant to this clause (b) during any fiscal year shall not exceed 50% of Consolidated Net Income for the preceding fiscal year.

(b)Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

“Declared Stock Repurchase” means any and all buybacks or repurchases of Equity Interests issued by the Company or any other Loan Party pursuant to a stock buyback program which has been announced on or prior to December 31, 2012.

“First Amendment Effective Date” means August 17, 2012.

(c)Section 7.11 (Financial Covenants) of the Credit Agreement is hereby amended by restating paragraph (b) contained in such Section 7.11 in its entirety as follows:

(b)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any period of four fiscal quarters of the Company to be greater than (i) 3.25 to 1.00, in the case of any such period ending on or prior to June 30, 2013 or (ii) 3.00 to 1.00, in the case of any such period ending after June 30, 2013.
Section 2.    Condition Precedent. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    Documentation. Administrative Agent shall have received all of the following, in form and substance satisfactory to Administrative Agent:
(i)    a fully-executed Amendment by the Borrowers, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders; and
(iii)    such additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby.
(b)     No Default. On the Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.
(c)    Payment of Fees and Expenses. The Administrative Agent, for the account of the Persons entitled thereto, shall have received payment by the Borrowers of all fees and expenses that are due and payable on or prior to the Effective Date.
Section 3.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and immediately after giving effect to this Amendment, (a) all representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.04(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, (b) no Default or Event of Default has occurred and is continuing, and (c) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legally valid, binding obligations of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.

Section 4.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or in any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 5.    Amendment as Loan Document. This Amendment constitutes a “Loan Document” under the Credit Agreement.

Section 6.    Costs and Expenses. The Borrowers shall pay on demand all reasonable out-of-pocket expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 7.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE).

Section 8.    Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.    Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent or any Lender may have under the Credit Agreement, under any other Loan Document (except as expressly set forth herein) or under Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

Section 10.    Ratification by Subsidiary Guarantors. Each of the Subsidiary Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this

Amendment and to the documents and agreements referred to herein. Each of the Subsidiary Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Subsidiary Guarantor's Subsidiary Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Subsidiary Guarantor's Subsidiary Guaranty or any other Loan Document executed by such Subsidiary Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Subsidiary Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 10. Each of the Subsidiary Guarantors hereby further acknowledges that Borrowers, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Loan Documents without notice to or consent from such Subsidiary Guarantor and without affecting the validity or enforceability of such Subsidiary Guarantor's Subsidiary Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Subsidiary Guarantor's Subsidiary Guaranty.

[Remainder of page intentionally blank.]

PAREXEL - First Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
BORROWERS:

PAREXEL INTERNATIONAL CORPORATION
By: /s/ James F. Winschel, Jr.
Name: James F. Winschel, Jr.
Title: Senior Vice President and CFO

PAREXEL International Holding, B.V.
By: /s/ Peter Rietman
Name: Peter Rietman
Title: Managing Director
SUBSIDIARY GUARANTORS:

PAREXEL International, LLC
By: /s/ James F. Winschel, Jr.
Name: James F. Winschel, Jr.
Title: Treasurer

Perceptive Informatics, Inc
By: /s/ James F. Winschel, Jr.
Name: James F. Winschel, Jr.
Title: Treasurer

DataLabs Inc.
By: /s/ James F. Winschel, Jr.
Name: James F. Winschel, Jr.
Title: Treasurer

Clinphone California Inc.
By: /s/ James F. Winschel, Jr.
Name: James F. Winschel, Jr.
Title: Treasurer

Perceptive Services, Inc.
By: /s/ James F. Winschel, Jr.
Name: James F. Winschel, Jr.
Title: Treasurer

Bank of America, N.A., as
Administrative Agent
By: /s/ Maurice Washington
Name: Maurice Washington
Title: Vice President

Bank of America, N.A., as a Lender, L/C Issuer and Swing Line Lender
By: /s/ Linda Alto
Name: Linda Alto
Title: SVP

JPMORGAN CHASE BANK, n.a., as a Lender
By: /s/ Daglas Panchal
Name: Daglas Panchal
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By: /s/ David Carroll
Name: David Carroll
Title: Vice President

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender
By: /s/ Stephen F. O'Sullivan
Name: Stephen F. O'Sullivan
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Jennifer Hwang
Name: Jennifer Hwang
Title: Vice President

SOVEREIGN BANK, as a Lender
By: /s/ Karen Ng
Name: Karen Ng
Title: Senior Vice President

FIFTH THIRD BANK, as a Lender
By: /s/ Joshua N. Livingston
Name: Joshua N. Livingston
Title: Duly Authorized Signatory

TD BANK, N.A., as a Lender
By: /s/ Todd Antico
Name: Todd Antico
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Robert M. Martin
Name: Robert M. Martin
Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender
By: /s/ Jared Shaner
Name: Jared Shaner
Title: Staff Officer

PEOPLE'S UNITED BANK, as a Lender
By: /s/ Robert Hazard
Name: Robert Hazard
Title: Senior Vice President

THE NORTHERN TRUST COMPANY, as a Lender
By: /s/ Cliff Hoppe
Name: Cliff Hoppe
Title: Vice President